SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 15, 2005

Wells Real Estate Fund X, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-23719	58-2250093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the Alstom Power – Knoxville Building

On March 15, 2005, The Fund IX, Fund X, Fund XI and REIT Joint Venture (the “Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P. (the “Registrant”), Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., sold an office building containing approximately 84,400 rentable square feet located in Knoxville, Tennessee (the “Alstom Power – Knoxville Building”) to Lexington Centerpoint, L.P., an unaffiliated third party, for a gross sales price of $12,000,000, less closing costs.

The Registrant holds an equity interest of approximately 48.49% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sale of the Alstom Power - Knoxville Building were approximately $5.7 million. The Registrant expects a gain allocation of approximately $2.5 million from the sale of the Alstom Power - Knoxville Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND X, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: March 21, 2005

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WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund X, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the period ended September 30, 2004.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the sale of the Alstom Power - Knoxville Building by The Fund IX, Fund X, Fund XI and REIT Joint Venture (the “Joint Venture”), a joint venture among Wells Real Estate Fund IX, L.P., the Registrant, Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P., as if the disposition and distribution of net proceeds therefrom occurred on September 30, 2004. The Registrant holds an equity interest of approximately 48.49% in the Joint Venture, which owned 100% of the Alstom Power - Knoxville Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sales of the Cort Building and the Alstom Power - Knoxville Building as if the dispositions occurred on January 1, 2003. Wells/Orange County Associates sold the Cort Building on September 11, 2003. The Registrant holds an equity interest of approximately 32.68% in Wells/Orange County Associates, a joint venture between Fund X and Fund XI Associates and Wells Operating Partnership, L.P. Fund X and Fund XI Associates is a joint venture between the Registrant and Wells Real Estate Fund XI, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Cort Building or the Alstom Power - Knoxville Building if the transactions had occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the sale of the Alstom Power - Knoxville Building as if the disposition occurred on January 1, 2003. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the Cort Building and the Alstom Power - Knoxville Building been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$16,580,017	$(3,066,820	)(b)	$13,513,197
Cash and cash equivalents	1,838,476	5,667,706	(c)	7,506,182
Due from joint ventures	91,858	0		91,858

Total assets	$18,510,351	$2,600,886		$21,111,237

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$30,395	$0		$30,395
Partnerships distributions payable	0	0		0

Total liabilities	$30,395	$0		$30,395

Partners’ capital:
Limited partners:
Class A – 2,390,450 units outstanding	18,479,956	1,288,503	(d)	19,768,459
Class B – 322,441 units outstanding	0	1,312,383	(d)	1,312,383
General partners	0	0		0

Total partners’ capital	18,479,956	2,600,886		21,080,842

Total liabilities and partners’ capital	$18,510,351	$2,600,886		$21,111,237

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the Registrant’s pro rata share of the gain on the Alstom Power – Knoxville Building of $2,600,886 less the assumed distribution of proceeds generated from the sale of the Alstom Power – Knoxville Building from the Joint Venture to the Registrant of $(5,667,706).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sale of the Alstom Power – Knoxville Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale of the Alstom Power – Knoxville Building. The allocation of gain between limited partners is made in accordance with the terms of the partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Cort Building		Alstom Power – Knoxville Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$1,006,287	$(4,760	)(b)	$(293,696	)(c)	$707,831

EXPENSES:
Partnership administration	122,175	0		0		122,175
Legal and accounting	18,766	0		0		18,766
Other general and administrative	10,119	0		0		10,119

Total expenses	151,060	0		0		151,060

OTHER INCOME	1,505	0		0		1,505

NET INCOME	$856,732	$(4,760)		$(293,696)		$558,276

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$856,732	$(4,760)		$(293,696)		$558,276

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.36					$0.24

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,360,734					2,360,734

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2003.
(b)	Reflects the reduction of equity in income of Wells/Orange County Associates earned by the Registrant related to the Cort Building for the period from January 1, 2003 to September 11, 2003 (date of sale).
(c)	Reflects the reduction of equity in income of the Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the year ended December 31, 2003. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND X, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$790,597	$(252,097	)(b)	$538,500

EXPENSES:
Partnership administration	106,603	0		106,603
Legal and accounting fees	26,359	0		26,359
Other general and administrative	2,127	0		2,127

Total expenses	135,089	0		135,089

OTHER INCOME	12,422	0		12,422

NET INCOME	$667,930	$(252,097)		$415,833

NET INCOME ALLOCATED TO LIMITED PARTNERS:
CLASS A	$667,930	$(252,097)		$415,833

NET INCOME PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.28			$0.17

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,386,583			2,386,583

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended September 30, 2004.
(b)	Reflects the reduction of equity in income of the Joint Venture earned by the Registrant related to the Alstom Power - Knoxville Building for the period ended September 30, 2004. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Alstom Power - Knoxville Building if the transaction had occurred on January 1, 2003.

See accompanying notes.

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